EXHIBIT 10.19
















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                          REGISTRATION RIGHTS AGREEMENT

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                                October 20, 1997



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                                TABLE OF CONTENTS



         1.       Registration Rights...........................................
                  1.1      Definitions..........................................
                  1.2      Shelf Registration...................................
                  1.3      Company Registration.................................
                  1.4      Obligations of the Company...........................
                  1.5      Furnish Information..................................
                  1.6      Expenses of Registration.............................
                  1.7      Expenses of Company Registration.....................
                  1.8      Underwriting Requirements............................
                  1.9      Delay of Registration................................
                  1.10     Indemnification......................................
                  1.11     Reports Under Securities Exchange Act of 1934........
                  1.12     Assignment of Registration Rights....................
                  1.13     Limitations on Subsequent Registration Rights........
                  1.14     "Market Stand-Off" Agreement.........................
                  1.15     No Required Sale.....................................

         2.       Miscellaneous.................................................
                  2.1      Successors and Assigns...............................
                  2.2      Governing Law........................................
                  2.3      Counterparts.........................................
                  2.4      Titles and Subtitles.................................
                  2.5      Notices..............................................
                  2.6      Expenses.............................................
                  2.7      Amendments and Waivers...............................
                  2.8      Severability.........................................
                  2.9      Nominees for Beneficial Owners.......................
                  2.10     Specific Performance.................................
                  2.11     No Inconsistent Agreements...........................
                  2.12     Entire Agreement.....................................

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT is made as of the 20th day of October, 1997 by and between Exogen, Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule 1 hereto (collectively, the "Investors").

                                    RECITALS

                  WHEREAS, the Company and the Investors are parties to the Common Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement");

                  WHEREAS, in order to induce the Company to enter into the Stock Purchase Agreement and to induce the Investors to invest funds in the Company pursuant to the Stock Purchase Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors and certain other matters as set forth herein;

                  NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

                  1. Registration Rights. The Company covenants and agrees as follows:

                           1.1      Definitions. For purposes of this Section 1:

                                    (a) The term "Act" means the  Securities Act
of 1933, as amended.

                                    (b) The terms  "Form  S-3"  means  such form
under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                                    (c) The term "register,"  "registered,"  and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                                    (d) The term "Registrable  Securities" means
(1) the Common Stock issued pursuant to the Stock Purchase Agreement and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities which are sold, assigned, pledged, hypothecated or otherwise disposed of by an Investor in a transaction in which such Investor's rights under this Agreement are not assigned or assignable;

                                    (e) The  number of  shares  of  "Registrable
Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities; and

                                    (f)  The  term  "Holder"  means  one  of the
Investors.

                           1.2      Shelf Registration.

                                    (a)  The  Company  shall,   subject  to  the
limitations specified in this Agreement, use its best efforts (i) to file a shelf registration statement on Form S-3 or any other form available to the Company within ninety (90) days from the date hereof (the "Filing Date") covering the registration under the Act of all Registrable Securities then outstanding to be offered or sold on a delayed or continuous basis as provided by this Agreement, pursuant to Rule 415 of the Act (the "Shelf Registration Statement"); and (ii) to maintain the effectiveness of the Shelf Registration Statement for a period of two (2) years from the date this Agreement (or such shorter period in accordance with Section 1.3).

                                    (b)  If any  offering  pursuant  to  Section
1.2(a) hereof involves an underwritten offering, an underwriter will be selected by the Holders of two-thirds of the Registrable Securities then outstanding and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute Registrable
Securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all Other Securities (as defined below) are first entirely excluded from the underwriting.

                                    (c)  Notwithstanding  the foregoing,  if the
Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental (a "Detrimental Condition") to the Company and its stockholders for a registration statement to be filed or to become or remain effective, as the case may be, and provided that the Detrimental Condition has not resulted from actions taken by the Company, (i) the Company shall have the right to defer taking action with respect to the filing of the Shelf Registration Statement for a period of not more than ninety (90) days after the Filing Date, (ii) in case a Shelf Registration Statement has been filed but has not become effective, the Company may cause such registration statement to be withdrawn or may postpone amending or supplementing such registration statement until such Detrimental Condition no longer exists, but in no event for more than ninety (90) days, or (iii) in case a Shelf Registration Statement has been filed and has become effective, the
Company  may  cause  such  registration   statement  to  be  withdrawn  and  its
effectiveness terminated or may postpone amending or supplementing such registration statement until such Detrimental Condition no longer exists, but in no event for more than ninety (90) days. The Company may not declare a

Detrimental Condition, or take any of the actions specified in clauses (i), (ii) or (iii) of the preceding sentence (and can take only one such action specified in clauses (i), (ii) or (iii) per Detrimental Condition), more than once in any twelve-month period. The Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Detrimental Condition for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. The following events or circumstances may result in the filing of a registration statement being seriously detrimental to the Company and its shareholders: a pending material acquisition, merger or sale or purchase of assets, pending or threatened material litigation, pending or threatened material regulatory or governmental action, pending material change in the business, prospects, condition (financial or other) or properties of the Company. The foregoing list is for illustrative purposes only and is not meant to be exclusive.

                                    (d) If the Company  shall give any notice of
postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal pursuant to clauses (i), (ii) or
(iii) of the prior paragraph, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to the immediately preceding paragraph, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under this Section 1.2 (whether pursuant to the immediately preceding paragraph, or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Detrimental Condition that caused such withdrawal or postponement no longer exists (but in no event later than ninety
(90) days after the date of the postponement or withdrawal), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 1.2 (unless the Holder shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement).

                                    (e) Without the prior written consent of the
Holders of two-thirds of the Registrable Securities then outstanding, the registration statement filed pursuant to this Section 1.2 may not include other securities of the Company (i) which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, (ii) which are held by officers and directors of the Company, or (iii) which are being offered for the account of the Company (collectively, the securities referred to in clauses (i), (ii) and (iii) in this paragraph are hereinafter referred to as the "Other Securities").

                           1.3  Company   Registration.   If  (but  without  any
obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock option, stock purchase or similar plan or a SEC Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. No registration effected pursuant to this Section 1.3 shall relieve the Company of its obligations to effect the required registration pursuant to
Section 1.2. Any Holder shall have the right to withdraw his request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 1.3 by giving written notice to the Company of its request to withdraw.

                           1.4  Obligations of the Company.  When required under
this Section 1 to effect the registration of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                                    (a) Prepare and file with the Securities and
Exchange Commission (the "SEC") a Shelf Registration Statement or, if applicable, any other form of registration statement, as the case may be, with respect to the Registrable Securities and use its best efforts to cause such registration statement to become effective within one hundred twenty (120) days after such registration statement was filed and to keep such Shelf Registration Statement effective for a period up to the second anniversary of the date hereof or until the distribution contemplated in the Shelf Registration Statement has been completed; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the Holders (the "Holders' Counsel") participating in the planned offering (selected by the Holders of two-thirds of the Registrable Securities then outstanding included in such registration), and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel.

                                    (b)  Prepare  and  file  with  the SEC  such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                                    (c) Furnish to the Holders whose Registrable
Securities are covered by the Shelf Registration Statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                                    (d) Use its best  efforts  to  register  and
qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders whose Registrable Securities are covered by the Shelf Registration Statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction.

                                    (e) In the event the Registrable  Securities
are to be sold through an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holders proposing to distribute Registrable Securities through such underwritten public offering shall also enter into and perform their obligations under such an agreement.

                                    (f) In the event the Registrable  Securities
are to be sold through an underwritten public offering, use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter, dated such date, from the independent certified public accountants of the Company addressed to the underwriters, stating that such accountants are independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder, and otherwise in form and in substance as is customarily given by independent certified public accountants to underwriters in connection with an underwritten public offering.

                                    (g) Promptly  notify (i) each Holder selling
Registrable Securities covered by such registration statement and each managing underwriter, if any: (A) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective,
(B) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, and (D) when a prospectus relating to the registration statement is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and (ii) Holders' Counsel and each managing underwriter of any request by the SEC for amendments or supplements to such registration statement or prospectus related thereto or for additional information. If the notification relates to an event described in clause (i)(D), the Company shall, in accordance with paragraph (b) of this Section 1.4, promptly prepare and furnish to each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

                                    (h)  Cooperate  with the selling  Holders of
Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities at least three business days prior to any sale of Registrable
Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereto.

                                    (i)  Comply  with all  applicable  rules and
regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                                    (j)   (i)   Cause   all   such   Registrable
Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD").

                                    (k)  Provide  and cause to be  maintained  a
transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

                                    (l) Deliver promptly to Holders' Counsel and
each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by Holders' Counsel, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by Holders' Counsel or such underwriter, attorney, accountant or agent in connection with such registration statement.

                                    (m) Use  reasonable  best  efforts to obtain
the withdrawal of any order suspending the effectiveness of the registration statement.

                                    (n) Upon  written  request,  furnish to each
Holder participating in the offering and the managing underwriter, without charge, at least one conformed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

                                    (o)  Take  all   such   other   commercially
reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

                           1.5  Furnish  Information.  It shall  be a  condition
precedent to the  obligations of the Company to take any action pursuant to this
Section 1 with respect to the Registrable Securities of the Holders whose Registrable Securities are covered by the Shelf Registration Statement that each of such Holders shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holders' Registrable Securities.

                           1.6 Expenses of Registration.

                                    (a)  "Expenses"  shall mean any and all fees
and expenses  incident to the Company's  performance of or compliance  with this
Article 1, including, without limitation: (i) SEC, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration, the fees and disbursements of one counsel for the selling Holder(s) (selected by the Holders of two-thirds of the Registrable Securities then outstanding included in such registration), (viii) fees and disbursements of the Company's independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, (ix) any fees and expenses payable to a Qualified Independent Underwriter (as such term is defined in Conduct Rule 2720 of the National Association of Securities Dealers, Inc.'s By-Laws) and (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (collectively, "Expenses").

                                    (b) The Company  shall pay all Expenses with
respect to any registration pursuant to Section 1.2, whether or not such registration statement becomes effective or remains effective for the period contemplated by Section 1.2(a).

                                    (c) Notwithstanding  the foregoing,  (i) the
provisions of this Section 1.6 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (ii) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder, and (iii) the Company shall, in the case of all registrations under this Section 1, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

                           1.7  Expenses  of Company  Registration.  The Company
shall bear and pay all Expenses  incurred in  connection  with any  registration filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), but excluding underwriting discounts and commissions relating to Registrable Securities.

                           1.8 Underwriting Requirements. In connection with any
offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporate partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

                           1.9 Delay of Registration. The Holders shall not have
any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                           1.10  Indemnification.  In the event any  Registrable
Securities are included in a registration statement under this Section 1:

                                    (a) To the  extent  permitted  by  law,  the
Company will indemnify and hold harmless the Holder whose Registrable Securities are covered by the Registration Statement, its directors, officers, fiduciaries, employees and stockholders or general or limited partners (and the directors, officers, employees and stockholders thereof), any underwriter (as defined in the Act) for such Holders and each person, if any, who controls such Holders or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), each officer, director, employee, stockholder or partner of such underwriter, against any losses, claims, damages, or liabilities (joint or several) or actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent), to which they may become subject under the Act, the 1934 Act or any state securities law, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) ("Claims") or expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, summary prospectus or final prospectus contained therein or any amendments or supplements thereto, together with documents incorporated by reference therein,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to such Holders, and each such underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action or proceeding; provided, however, that (A) the indemnity agreement contained in this Section 1.10 shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), (B) the Company shall not be liable in any case for any such Claim to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holders, or any such underwriter or controlling person. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by as on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                                    (b) To the  extent  permitted  by law,  each
Holder whose Registrable Securities are covered by the Shelf Registration Statement will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act, insofar as such Claim arises out of or is based upon any

Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10, in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 1.10 shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided that, in no event shall any indemnity under this Section 1.10 exceed the net proceeds from the offering received by such Holder. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by as on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                                    (c) Promptly after receipt by an indemnified
party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, (i) if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; (ii) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 30 days after receiving notice from such indemnified party; or (iii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                                    (d) If the  indemnification  provided for in
this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Claim or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. If, however, the allocation provided in the first sentence of this paragraph is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 1.10(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 1.10(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this
Section 1.10(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 1.10(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Claims of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 1.10(b).

                                    (e)  Notwithstanding  the foregoing,  to the
extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                                    (f)  The  obligations  of  the  Company  and
Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                           1.11 Reports Under  Securities  Exchange Act of 1934.
With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                                    (a)  make  and   keep   public   information
available, as those terms are understood and defined in SEC Rule 144, at all times;

                                    (b) take  such  action  as is  necessary  to
maintain the Holder's ability to utilize Form S-3 for the sale of their Registrable Securities;

                                    (c) file with the SEC in a timely manner all
reports and other documents required of the Company under the Act and the 1934 Act; and

                                    (d)  furnish to any  Holder,  so long as the
Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.


                           1.12     Assignment of Registration Rights.

                                    (a) The  rights  to  cause  the  Company  to
register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignees of such securities who acquires at least two percent (2%) of the Registrable Securities (as adjusted for stock splits, combinations and the like), provided:
(i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;
(ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.14 below; and (iii) such assignment shall be effective only if such transfer is exempt from registration under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holding of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

                                    (b)  Subject to clause (a) above,  the right
to have the Company register the Registrable Securities pursuant to this Section 1 may not otherwise be assigned; provided, however, that (i) any heir or the estate of an Investor which acquires the Registrable Securities from such Investor by will or intestate succession shall be entitled to have the Company register the Registrable Securities pursuant to this Section 1 (provided that such heirs or such estate shall have a single attorney-in-fact for the purpose of exercising any rights, receiving any notices or taking any action under this
Section 1), and (ii) any individual Investor may sell, assign or transfer Registrable Securities to his or her spouse or children or to a trust established for the benefit of his or her spouse, children or himself or herself, and such transferee shall be entitled to have the Company register the Registrable Securities pursuant to this Section 1, if, and only if, such transferee agrees in writing to be bound by the terms of this Agreement. In each such event and for purposes of this Agreement, the term "Holder" as used herein shall include all such heirs, such estate or such transferees.

                           1.13 Limitations on Subsequent  Registration  Rights.
From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of two-thirds of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders that is included or (b) to make a demand registration that could result in such registration statement being declared effective within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

                           1.14  "Market  Stand-Off"  Agreement.  Each  Investor
hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration, and each Investor agrees to enter into an agreement to such effect with such underwriter; provided, however, that
(a) all officers and directors of the Company enter into similar agreements, and, (b) such market stand-off time period shall not exceed 120 days. If the underwriters agree to any waivers of such restrictions, then the Investors shall be entitled to sell, transfer or dispose of the same number or amount of securities of the Company as the person or entity receiving such waiver, upon the same terms and conditions set forth in such waiver.

                           In order  to  enforce  the  foregoing  covenant,  the
Company may impose stop-transfer instructions with respect to the Registrable Securities of the Investors (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                           1.15 No  Required  Sale.  Nothing  in this  Agreement
shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

                  2.       Miscellaneous.

                           2.1  Successors  and  Assigns.  Except  as  otherwise
provided herein, and provided that the transfer or assignment is in accordance with the terms hereof, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including any permitted transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                           2.2 Governing Law. This  Agreement  shall be governed
by and construed under the laws of the State of New York without regard to principles of conflicts or choice of laws.

                           2.3  Counterparts.  This Agreement may be executed in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           2.4 Titles and  Subtitles.  The titles and  subtitles
used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                           2.5 Notices.  Unless otherwise  provided,  any notice
required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party in the Stock Purchase Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                           2.6  Expenses.  If any  action at law or in equity is
necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                           2.7  Amendments   and  Waivers.   Any  term  of  this
Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of two-thirds of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.7 shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company.

                           2.8  Severability.  If one or more provisions of this
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                           2.9 Nominees for  Beneficial  Owners.  If Registrable
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

                           2.10  Specific   Performance.   The  parties   hereto
acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                           2.11 No Inconsistent  Agreements.  The rights granted
to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of the holders of two-thirds of the Registrable Securities then outstanding, neither the Company nor any Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions in this Agreement are (insofar as they are applicable to the Holders), then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the Holders of Registrable Securities so that the Holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

                           2.12 Entire Agreement.  This Agreement (including the
Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  IN  WITNESS   WHEREOF,   the  parties   have   executed   this
Registration Rights Agreement as of the date first above written.





                                 EXOGEN, INC.



                                 By:    /s/ Patrick A. McBrayer
                                        -----------------------
                                 Name:  Patrick A. McBrayer
                                 Title: President and Chief Executive Officer

                                 Address:      10 Constitution Avenue
                                               P.O. Box 6860
                                               Piscataway, NJ 08855


                                 INVESTORS:

                                 DELPHI VENTURES III, L.P.

                                 By: Delphi Management Partners III, L.L.C., General Partner


                                 By:     /s/ Donald J. Lothrop
                                         ---------------------
                                 Name:   Donald J. Lothrop
                                 Title:  Managing Member


                                 DELPHI BIO-INVESTMENTS III, L.P.

                                 By: Delphi Management Partners III, L.L.C., General Partners


                                 By:     /s/ Donald J. Lothrop
                                         ---------------------
                                 Name:   Donald J. Lothrop
                                 Title:  Managing Member









                          REGISTRATION RIGHTS AGREEMENT

                                   THE DEMETER TRUST DTD 6/5/90
                                   TRUSTEE


                                   By:   /s/ Richard Johnston
                                         --------------------
                                   Name: Richard Johnston



                                   ALEXANDRA F. JOHNSTON TRUST DTD
                                   11/6/78
                                   Trustee

                                   By:   /s/ Richard Johnston
                                         --------------------
                                   Name: Richard Johnston



                                   BRADFORD D. JOHNSTON TRUST DTD
                                   11/6/78
                                   Trustee

                                   By:   /s/ Richard Johnston
                                         --------------------
                                   Name: Richard Johnston



                                   WILLIAM M. JOHNSTON TRUST DTD
                                   11/6/7
                                   Trustee

                                   By:   /s/ Richard Johnston
                                         --------------------
                                   Name: Richard Johnston



                                   ROBERT F. JOHNSTON


                                   By: /s/ Robert F. Johnston
                                       ----------------------
                                       Robert F. Johnston







                          REGISTRATION RIGHTS AGREEMENT

                                   PEQUOT PRIVATE EQUITY FUND L.P.


                                   By:      /s/ Amiel Peretz
                                            ----------------
                                   Name:    Amiel Peretz
                                   Title:   CFO, DSCMI Inv. Mgr.


                                   PEQUOT OFFSHORE PRIVATE EQUITY
                                   FUND, INC.


                                   By:      /s/ Amiel Peretz
                                            ------------------
                                   Name:    Amiel Peretz
                                   Title:   CFO, DSCMI Inv. Mgr.




                          REGISTRATION RIGHTS AGREEMENT

                           PIPER JAFFRAY HEALTHCARE CAPITAL
                           LIMITED PARTNERSHIP (SBIC)

                           By: Piper Ventures Management IV Limited Partnership, its General Partner


                           By:      /s/ Buzz Benson
                                    ---------------
                                    Buzz Benson, Managing Director Piper
                                    Ventures Capital, Inc., Its General Partner




                          REGISTRATION RIGHTS AGREEMENT

                                   TERENCE D. WALL



                                   By: /s/ Terence D. Wall
                                       -------------------
                                       Terence D. Wall


                          REGISTRATION RIGHTS AGREEMENT